Exhibit 10.21

ROYALTY TERMINATION AGREEMENT

THIS ROYALTY TERMINATION AGREEMENT (this “Agreement”) is made as of November 17, 2010, by and among AUTOVAXID, INC., a Florida corporation (“AutovaxID”) and BIOVEST INTERNATIONAL, INC., a Delaware corporation (“Biovest”), on the one hand, and LV ADMINISTRATIVE SERVICES, INC., a Delaware corporation, as administrative and collateral agent for the Lenders (the “Agent”), LAURUS MASTER FUND, LTD. (IN LIQUIDATION) (“Laurus”), VALENS U.S. SPV I, LLC, VALENS OFFSHORE SPV I, LTD., VALENS OFFSHORE SPV II, CORP. and PSOURCE STRUCTURED DEBT LIMITED (collectively, the “Prepetition Lenders” and together with the Agent, the “Creditor Parties”), on the other hand.

RECITALS

WHEREAS, pursuant to that certain letter agreement dated as of March 19, 2007 (the “March 2007 Agreement”), by and among Biovest, the Biovest Subsidiaries, Accentia and Laurus, Biovest and AutovaxID granted to Laurus a non-cancelable royalty equal to three percent (3%) of world-wide Net Sales (defined as gross receipts from the world-wide sales of AutovaxID™ Instruments less any rebates, returns and discounts) of AutovaxID™ Instruments (defined as the automated cell and biologic production instrument known as AutovaxID™) for a period of five years commencing on May 31, 2007 (the “AutovaxID Royalty”);

WHEREAS, pursuant to that certain Term Loan and Security Agreement (the “Security Agreement”) dated as of November 17, 2010, by and among Biovest, the Lenders party thereto and the Agent, the parties hereto, in consideration for the acceptance by certain of the Prepetition Lenders of the allowed secured claims against Biovest as provided therein, have agreed, among other things, to the termination of the AutovaxID Royalty; and

WHEREAS, pursuant to the terms and conditions of the Security Agreement and the Confirmed Plan, the parties hereto hereby desire to terminate the AutovaxID Royalty effective as of the date of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Security Agreement.

2.        The parties hereto agree that the above Recitals are true and correct in all respects.

3.        The parties hereto hereby consent to the termination of the AutovaxID Royalty (and all of the rights and obligations created thereunder) effective as of the date of this Agreement.

4.        Each of the Creditor Parties hereby acknowledges and agrees that it shall have no claims of any nature whatsoever against Biovest, AutovaxID or Accentia as a result of the termination of the AutovaxID Royalty.

5.        This Agreement shall be binding upon the parties hereto and their respective successors and assigns. The parties hereto agree that this Agreement is fully and adequately supported by consideration, is fair and reasonable, and that they have had the opportunity to discuss this matter with counsel of their choice. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.

6.        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AUTOVAXID, INC.

By:	/s/ David Moser
Name:	David Moser
Title:	Secretary

BIOVEST INTERNATIONAL, INC.

By:	/s/ David Moser
Name:	David Moser
Title:	Secretary

LV ADMINISTRATIVE SERVICES, INC.

By:	/s/ Patrick Regan

Name:	Patrick Regan

Title:	Authorized Signatory

LAURUS MASTER FUND, LTD. (IN LIQUIDATION)

By:	/s/ Russell Smith

Name:	Russell Smith

Title:	Joint Official Liquidator (with no personal
liability)

VALENS U.S. SPV I, LLC

By:	/s/ Patrick Regan

Name:	Patrick Regan

Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	/s/ Patrick Regan

Name:	Patrick Regan

Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	/s/ Patrick Regan

Name:	Patrick Regan

Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED
By:	PSource Capital Ltd, It’s Investment Consultant

By:	/s/ Charles Lews

Name:	Charles Lews

Title:	Associate Director